EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION AS OF AND FOR EACH OF THE THREE FISCAL YEARS ENDED FEBRUARY 2, 2008

As previously reported, Hoop Retail Stores, LLC and Hoop Canada, Inc. (collectively, “Hoop”) and The Children’s Place Services Company, LLC, each a subsidiary of The Children’s Place Retail Stores, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with affiliates of The Walt Disney Company, T2 Acquisition , LLC and T1 WDC Inc., to transfer a substantial portion of the Disney Store business and assets to Disney (the “Private Sale”), subject to approval by the U.S. Bankruptcy Court and the Canadian Bankruptcy Court on April 23, 2008 and April 24, 2008, respectively, and closed on April 30, 2008. On April 30, 2008, Disney paid approximately $64 million for the acquired assets of the Disney Store business, subject to a post-closing inventory and asset adjustment.

The following unaudited pro forma condensed consolidated balance sheet as of February 2, 2008 and the unaudited pro forma condensed consolidated statements of operations for the three fiscal years ended February 2, 2008 and the accompanying notes, have been prepared to illustrate the effect of the Private Sale.

The unaudited pro forma condensed consolidated statement of operations for the three fiscal years ended February 2, 2008 has been presented as if the Company had discontinued operations of the Disney Stores as of January 29, 2005. The “Historical” column represents the consolidated financial statements reported in the Company’s Annual Report filed on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2008.  When the Company filed its Annual Report on Form 10-K, it had not met the criteria to report the Disney Stores as a discontinued operation. The unaudited pro forma condensed consolidated balance sheet as of February 2, 2008 assumes that the Private Sale was completed on that date.

In the opinion of management, the accompanying pro forma condensed consolidated financial statements include all material adjustments necessary to reflect, on a pro forma basis, to illustrate the effect of the Private Sale. The adjustments are described in the notes to the unaudited pro forma condensed consolidated financial information and are set forth in the “Pro Forma” adjustments column. The unaudited pro forma condensed consolidated financial statements should be read together with the consolidated financial statements filed by the Company in a Current Report on Form 8-K filed with SEC on August 6, 2008 for the purpose of providing audited consolidated financial statements as of February 2, 2008 and for the two years ended February 2, 2008 to reflect the Disney Stores as a discontinued operation as well as the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2008.  Additionally, the Company reported its financial results with the Disney Stores as a discontinued operation for the thirteen weeks ended May 3, 2008 in its Quarterly Report on Form 10-Q which was filed with the SEC on June 12, 2008.

The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only and should not be relied upon as being indicative of the results of operations or financial position of the Company that would have occurred had the Company completed the Private Sale as of and for the periods presented. Actual results may have differed.

THE CHILDREN'S PLACE RETAIL STORES INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED FEBRUARY 2, 2008

(In millions, except per share and share amounts)

	Historical	Discontinued Operations	Pro Forma Continuing Operations
Net sales	$2,162.6	$642.2	$1,520.4
Cost of sales	1,364.1	439.9	924.2

Gross profit	798.5	202.3	596.2

Selling, general and administrative expenses	807.5	305.9	501.6
Depreciation and amortization	79.7	14.4	65.3

Operating (loss) income	(88.7)	(118.0)	29.3
Interest (expense) income, net	(0.1)	0.3	(0.4)

Income (loss) before income taxes	(88.8)	(117.7)	28.9
(Benefit) provision for income taxes	(29.2)	(48.1)	18.9

Net (loss) income	$(59.6)	$(69.6)	$10.0

Earnings Per Share
Basic	$(2.05)		$0.34
Diluted	$(2.05)		$0.34

Weighted Average Shares Outstanding (in thousands)
Basic	29,090		29,090
Diluted	29,090		29,648

See accompanying notes to these pro forma condensed consolidated financial statements

THE CHILDREN'S PLACE RETAIL STORES INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED FEBRUARY 3, 2007

(In millions, except per share and share amounts)

	Historical	Discontinued Operations	Pro Forma Continuing Operations
Net sales	$2,017.7	$612.3	$1,405.4
Cost of sales	1,189.3	394.3	795.0

Gross profit	828.4	218.0	610.4

Selling, general and administrative expenses	643.3	207.2	436.1
Depreciation and amortization	65.7	7.7	58.0

Operating income	119.4	3.1	116.3
Interest income, net	3.9	1.2	2.7

Income (loss) before income taxes	123.3	4.3	119.0
Provision for income taxes	35.9	1.2	34.7

Net income	$87.4	$3.1	$84.3

Earnings Per Share
Basic	$3.03		$2.92
Diluted	$2.92		$2.82

Weighted Average Shares Outstanding (in thousands)
Basic	28,828		28,828
Diluted	29,907		29,907

See accompanying notes to these pro forma condensed consolidated financial statements

THE CHILDREN'S PLACE RETAIL STORES INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JANUARY 28, 2006

(In millions, except per share and share amounts)

	Historical	Discontinued Operations	Pro Forma Continuing Operations
Net sales	$1,668.7	$497.7	$1,171.0
Cost of sales	1,008.7	345.0	663.7

Gross profit	660.0	152.7	507.3

Selling, general and administrative expenses	514.2	159.2	355.0
Depreciation and amortization	52.9	1.6	51.3

Operating (loss) income	92.9	(8.1)	101.0
Interest (expense) income, net	0.6	1.3	(0.7)

Income (loss) before income taxes (benefit) and extraordinary gain	93.5	(6.8)	100.3
Provision (benefit) for income taxes	35.2	(2.6)	37.8

Net income (loss) before extraordinary gain	$58.3	$(4.2)	$62.5

Earnings Per Share
Basic	$2.11		$2.26
Diluted	$2.03		$2.18

Weighted Average Shares Outstanding (in thousands)
Basic	27,676		27,676
Diluted	28,687		28,687

See accompanying notes to these pro forma condensed consolidated financial statements

THE CHILDREN'S PLACE RETAIL STORES INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF FEBRUARY 2, 2008

(In millions, except shares issued, authorized and outstanding)

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$82.1	$63.6	(1)	$145.7
Accounts receivable	45.7	(4.6)	(1)	41.1
Inventories	285.3	(88.7)	(1)	196.6
Prepaid expenses and other current assets	97.8	(4.9)	(1)
		(8.0)	(2)	142.1
Total current assets	510.9	(42.6)		525.5
Long-term assets:
Property and equipment, net	357.4	(3.3)	(1)	354.1
Deferred income taxes	125.3	—		125.3
Other assets	3.9	(0.8)	(1)	3.1
Total assets	$997.5	$(46.7)		$950.8

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES:
Current liabilities:
Revolving loan	$89.0	$—		$89.0
Accounts payable	80.8	—		80.8
Accrued expenses, interest, and other current liabilities	140.7	—		140.7
Total current liabilities	310.5	—		310.5
Long-term liabilities:
Deferred rent liabilities	136.7	(14.8)	(1)	121.9
Deferred royalty	43.0	(43.0)	(1)	—
Other long-term liabilities	35.1	—		35.1
Total liabilities	525.3	(57.8)		467.5
COMMITMENTS AND CONTINGENCIES STOCKHOLDERS’ EQUITY:
Common stock, $0.10 par value, 100,000,000 shares authorized, 29,139,664 issued and outstanding at February 2, 2008	2.9	—		2.9
Additional paid-in capital	195.6	—		195.6
Accumulated other comprehensive income	13.9	—		13.9
Retained earnings	259.8	19.1	(1)
		(8.0)	(2)	270.9
Total stockholders’ equity	472.2	11.1		483.3
Total liabilities and stockholders’ equity	$997.5	$(46.7)		$950.8

See accompanying notes to these pro forma condensed consolidated financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

As previously reported, on April 30, 2008, Hoop Retail Stores, LLC and Hoop Canada, Inc. (collectively, “Hoop”) and The Children’s Place Services Company, LLC, each a subsidiary of the Company, transferred a substantial portion of the Disney Store business and assets (the “Private Sale”) to affiliates of The Walt Disney Company, T2 Acquisition, LLC and T1 WDC Inc. (collectively, “Disney”).

The Private Sale was completed after receiving the approval of the bankruptcy courts in the United States and Canada, pursuant to section 363 in the United States Bankruptcy Code and similar provisions under the CCAA (as defined below). On March 26, 2008, Hoop Holdings, LLC, Hoop Retail Stores, LLC and Hoop Canada Holdings, Inc. each filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “U.S. Bankruptcy Court”). On March 27, 2008, Hoop Canada, Inc. filed for protection pursuant to the Companies’ Creditors Arrangement Act (the “CCAA”) in the Ontario Superior Court of Justice (Commercial List) (“Canadian Bankruptcy Court”). Each of the foregoing Hoop entities are referred to collectively herein as the “Hoop Entities”.

On April 30, 2008, Disney paid approximately $64 million for the acquired assets of the Disney Store business, subject to a post-closing inventory and asset adjustment. Approximately $6.0 million of the purchase price was held in escrow for such true-up purposes. The proceeds received from the Private Sale will be utilized to settle the liabilities of the Hoop Entities as “debtors-in-possession” under the jurisdiction of the U.S. Bankruptcy Court or Canadian Bankruptcy Court, as applicable. According to the terms of the Private Sale, Hoop transferred 217 Disney Stores to affiliates of Disney and granted such affiliates the right to operate and wind-down the affairs of the remaining Disney Stores for a specified time period, after which Disney may choose to return such stores to the Hoop Entities’ bankruptcy estate for treatment as approved by the relevant bankruptcy court.

PRO FORMA ADJUSTMENTS

The historical Consolidated Statements of Operation for the three fiscal years ended February 2, 2008 have been adjusted to reverse its allocation of shared services to the Disney Stores and to charge administrative and distribution expenses that were attributable to the Disney Stores, as well as professional and legal fees incurred related to the reorganization and bankruptcy of Hoop. No pro forma adjustment for interest was required because interest was charged /credited directly to the Disney Stores in the historical financial statements.

The historical Consolidated Balance Sheet as of February 2, 2008 has been adjusted to give pro forma effect to the Private Sale.  The balance sheet pro forma adjustments include the following:

(1)

To record the assets transferred to Disney in the Private Sale for $64.0 million in cash, net of $0.4 million of store register funds, to write-off deferred royalties, and to write-off of deferred rent liabilities for stores leases acquired in the Private Sale; and

(2)	To record the related tax effect of the Private Sale.

The following table reconciles the cash received to the pro forma gain on the Private Sale:

Cash received for assets sold	$64.0
Assets sold:
Store register funds	(0.4)
Accounts receivable	(4.6)
Inventory	(88.7)
Prepaids and other current assets	(4.9)
Property and equipment, net	(3.3)
Other assets	(0.8)
Write off of deferred rent and deferred royalties	57.8
Pro forma gain before income taxes	19.1
Income taxes	8.0
Net pro forma gain	$11.1